NOTE 7 - NOTE PAYABLE TO BANK	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
NOTE 7 – NOTE PAYABLE TO BANK

Under a series of agreements with National Bank of Canada (the “Bank”), as of December 31, 2012, we had a revolving credit facility with a maximum borrowing base of $3,517,850 (CA$3,500,000) through our wholly-owned subsidiary, Legend Canada.  Outstanding principal under the loan bears interest at a rate equal to the Bank’s prime rate plus 1% (resulting in a rate of 4% as of December 31, 2012).  We are obligated to pay a monthly fee of 0.25% of any undrawn portion of the credit facility. The borrowings under the credit facility are payable upon demand at any time.  Borrowings under the agreements are collateralized by a Fixed and Floating Charge Demand Debenture (the “Debenture”) to the Bank in the face amount of CA$25 million, to secure payment of all debts and liabilities owed by Legend Canada to the Bank. The interest rate on amounts drawn under the Debenture, as well as interest that is past due, is the prime rate, plus 7% per annum. As further collateral, Legend Canada also executed an Assignment of Book Debts on October 19, 2011, that grants, transfers and assigns to the Bank a continuing and specific security interest in specific collateral of Legend Canada, including all debts, proceeds, accounts, claims, money and chooses in action which currently or in the future are owing to Legend Canada.  Under the agreements, we must maintain a working capital ratio, exclusive of bank indebtedness, of at least 1 to 1. For purposes of this calculation, the undrawn availability under the revolving credit facility is added to current assets.  At December 31, 2012, we were in breach of the working capital covenant provision of its Revolving Operating Demand Loan Facility for which a waiver is being sought. There is no certainty that a waiver will be granted by the Bank for the breach.  Also, we may violate the covenant in the future.   The revolving credit facility is subject to review by the Bank at future dates as determined by the Bank, and the Bank may increase or lower the maximum borrowing base subject to their review.

We also have a bridge demand loan in place through Legend Canada that was fully drawn on December 31, 2012 for $226,148 (CA$225,000).  This bridge facility bears interest at a rate equal to the Bank’s prime rate plus 2% (resulting in a rate of 5% as of December 31, 2012).  On June 5, 2012, we entered into an agreement with the Bank to repay a bridge demand loan with 5 monthly payments of CA$250,000 commencing July 15, 2012, with final repayment on December 1, 2012.  This final payment was extended to December 17, 2012 in conjunction with the Swan Hills asset disposition.  On December 17, 2012, we received notification from the Bank that the final payment of bridge demand loan of CA$250,000, originally due on that day, would be payable in monthly payments of CA$25,000 over 10 months, commencing December 24, 2012 and final payment due September 24, 2013.

As of December 31, 2012, there was $3,702,279 (CA$3,683,493) in total indebtedness payable to the Bank under a combination of the revolving credit facility and bridge facility.

Legend Canada also has a CA$20,000 ($20,000USD) letter of guarantee outstanding, related to a company that provides third party processing to the Company. On March 25th, 2013, the letter of guarantee was redeemed, and is no longer outstanding.